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                     SUPPLEMENT DATED DECEMBER 15, 2004 TO

                      PROSPECTUS DATED APRIL 30, 2004 FOR

             FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                     GE LIFE AND ANNUITY ASSURANCE COMPANY

                                  THROUGH ITS

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

Eaton Vance Variable Trust - VT Income Fund of Boston

On June 14, 2004 the Board of Trustees (the "Board") for the Eaton Vance Variable Trust (the "Trust") voted to liquidate the Eaton Vance Variable
Trust -- VT Income Fund of Boston (the "Portfolio"). The Board took this action because the Portfolio failed to attract sufficient assets in order to make operating the Portfolio economically feasible. The Board, therefore, determined that continuing the operations of the Portfolio was not in the interests of the Trust, the Portfolio, or the Portfolio's shareholders.

In accordance with the Board's decision to terminate operations, contract owners having any allocations in the Subaccount investing in the Eaton Vance Variable Trust -- VT Income Fund of Boston were transferred at the close of trading on the New York Stock Exchange on December 15, 2004 to the Dreyfus Variable Investment Fund -- Money Market Fund.

Accordingly, the Subaccount investing in the Portfolio is no longer available as an investment option under the contract. Therefore, all references to the Subaccount and Portfolio are deleted from the prospectus.

Should you have any questions, please contact our Variable Annuity Service Center at (800) 352-9910, or write us at: 6610 West Broad Street, Richmond, Virginia 23223.